Borrowings (Q3)	9 Months Ended
Sep. 30, 2020
Borrowings [Abstract]
Borrowings
NOTE (8) – Borrowings

At September 30, 2020 and December 31, 2019, the Bank had outstanding Advances from the Federal Home Loan Bank of San Francisco (“FHLB”) totaling $115.5 million and $84.0 million, respectively. The weighted rate interest rate was 1.85% and 2.32% as of September 30, 2020 and December 31, 2019, respectively.  The weighted average contractual maturity was 28 months and 18 months as of September 30, 2020 and December 31, 2019, respectively.  The advances were collateralized by $204.6 million and $156.1 million of first mortgage loans at September 30, 2020 and December 31, 2019, respectively.

On March 17, 2004, the Company issued $6.0 million of Floating Rate Junior Subordinated Debentures (the “Debentures”) in a private placement to a trust that was capitalized to purchase subordinated debt and preferred stock of multiple community banks.  Interest on the Debentures is payable quarterly at a rate per annum equal to the 3-Month LIBOR plus 2.54%.  The interest rate is determined as of each March 17, June 17, September 17, and December 17, and was 2.79% at September 30, 2020.  On October 16, 2014, the Company made payments of $900 thousand of principal on Debentures, executed a Supplemental Indenture for the Debentures that extended the maturity of the Debentures to March 17, 2024, and modified the payment terms of the remaining $5.1 million principal amount thereof.  The modified terms of the Debentures require quarterly payments of interest only through March 2019 at the original rate of 3-Month LIBOR plus 2.54%.  Starting in June 2019, the Company began making quarterly payments of equal amounts of principal, plus interest, and will continue until the Debentures are fully amortized on March 17, 2024.  At September 30, 2020, the Company had repaid a total of $1.5 million of the scheduled principal.  The Debentures may be called for redemption at any time by the Company.